Deposits from customers (Details 1) - BRL (R$) R$ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Deposits from customers [Abstract]
Demand deposits		R$ 37,283,988	R$ 34,178,563
Savings deposits		114,177,799	111,170,912
Time deposits		214,765,753	195,398,721
Total	[1]	R$ 366,227,540	R$ 340,748,196

[1]	Demand and savings deposits and Technical provisions for insurance and pension plans comprising VGBL and PGBL products are classified as up to 30 days, without considering average historical turnover;